Summary Prospectus	December 18, 2020
Invesco Low Volatility Equity Yield Fund
Class: A (SCAUX), C (SCCUX), Investor (SCNUX), R (SCRUX), Y (SCAYX), R5 (SCIUX), R6 (SLESX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 18, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
Investment Objective(s)
The Fund’s investment objective is income and long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	Investor	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	[1]None	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	Investor	R5	R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	0.25	None	None

Other Expenses	0.33	0.33	0.33	0.33	0.33	0.14	0.13

Total Annual Fund Operating Expenses	1.18	1.93	1.43	0.93	1.18	0.74	0.73

1
A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1        Invesco Low Volatility Equity Yield Fund
invesco.com/usLVEY-SUMPRO-1

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	664$	904$	1,163$	1,903$

Class C	296$	606$	1,042$	2,254$

Class R	146$	452$	782$	1,713$

Class Y	95$	296$	515$	1,143$

Investor Class	120$	375$	649$	1,432$

Class R5	76$	237$	411$	918$

Class R6	75$	233$	406$	906$

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	664$	904$	1,163$	1,903$

Class C	196$	606$	1,042$	2,254$

Class R	146$	452$	782$	1,713$

Class Y	95$	296$	515$	1,143$

Investor Class	120$	375$	649$	1,432$

Class R5	76$	237$	411$	918$

Class R6	75$	233$	406$	906$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities of U.S. issuers and foreign issuers. The principal type of equity securities in which the Fund invests is common stocks. The Fund may also invest in real estate investment trusts (REITs) of domestic and foreign issuers.
The Fund can invest in derivative instruments including futures contracts.
The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances.
The Fund seeks to provide a higher level of income (before fees) than its benchmark, the Russell 1000® Index (the benchmark), while still pursuing the highest return available given a lower level of portfolio volatility (risk) over a full market cycle, as measured by standard deviation. The Fund will attempt to do this through its stock selection process where the portfolio managers systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers. This process includes evaluating each security based on its earnings expectations, market sentiment, quality and value. As part of the Fund's investment process, to implement its investment strategy in pursuit of its investment objective, the Fund's portfolio managers also consider quantitative environmental, social and governance (“ESG”) factors as part of a risk monitoring process. This analysis may involve the use of third-party research as well as proprietary research. Consideration of ESG risk is just one component of the portfolio managers' assessment of issuers eligible for investment and the Fund's portfolio managers may still invest in securities of issuers with a high ESG risk profile. The ESG factors considered by the Fund's portfolio managers may change over time and one or more factors may not be relevant with respect to all issuers eligible for investment. When constructing the portfolio, the Fund seeks to maximize expected return, manage total volatility (risk), and target a higher dividend yield. Using proprietary portfolio construction and risk management tools, the portfolio managers incorporate these individual security forecasts and explicit goals of lower volatility over a full market cycle and higher yield to construct the Fund’s portfolio.
The portfolio managers do not consider the composition of the benchmark when constructing the portfolio because they believe that the lack of benchmark-relative constraints allows for a higher level of return to be achieved while also striving for lower total risks (volatility) over a full market cycle relative to the benchmark.
The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security’s risk profile changes.
In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund may engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Investing in Stocks Risk. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and
2        Invesco Low Volatility Equity Yield Fund
invesco.com/usLVEY-SUMPRO-1

the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts could reduce performance if there are unanticipated changes in currency exchange rates.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Environmental, Social and Governance (ESG) Considerations Risk. The ESG considerations assessed as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment. The Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark, a broad-based securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund (in that order). The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Updated performance information is available on the Fund's website at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A shares	Period Ending	Returns
Year-to-date	September 30, 2020	-9.53%
Best Quarter	March 31, 2012	13.77%
Worst Quarter	September 30, 2011	-15.90%

Average Annual Total Returns (for the periods ended December 31, 2019)
	Inception Date	1 Year	5 Years	10 Years
Class A
Return Before Taxes	3/31/2006	6.06%	2.14%	7.19%
Return After Taxes on Distributions		5.70	1.44	6.44
Return After Taxes on Distributions and Sale of Fund Shares		3.83	1.51	5.71

Class C	3/31/2006	10.30	2.50	7.13

Class R	3/31/2006	12.04	3.06	7.54

Class Y	10/3/2008	12.59	3.56	8.06

Investor Class	4/25/2008	12.33	3.31	7.80

Class R5	3/31/2006	12.81	3.75	8.20

Class R6	4/4/2017	12.82	[1]3.56	[1]7.93

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)		31.43	11.48	13.54

S&P 500® Index (reflects no deduction for fees, expenses or taxes)		31.49	11.70	13.56

Lipper Equity Income Funds Index		26.40	8.81	11.20

1
Performance shown prior to the inception date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Class A shares’ performance reflects any applicable fee waiver and/or expense reimbursements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
3        Invesco Low Volatility Equity Yield Fund
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Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Asset Management Deutschland GmbH

Portfolio Managers	Title	Length of Service on the Fund
Tarun Gupta	Portfolio Manager	2020

Nils Huter	Portfolio Manager	2020

Jerry Sun	Portfolio Manager	2020

Daniel Tsai	Portfolio Manager	2020

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 and Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C, Y and Investor Class shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R5 and Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
4        Invesco Low Volatility Equity Yield Fund
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